UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 28, 2008

Celsion Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	000-14242	52-1256615
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

10220-L Old Columbia Road, Columbia, Maryland		21046-2364
(Address of principal executive office)		(Zip Code)

Registrant’s telephone number, including area code: (410) 290-5390

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.135-4(c))

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

(d)                 On January 28, 2008, Celsion Corporation (the “Registrant”) notified the American Stock Exchange (“AMEX”) of the Registrant’s intent to delist its common stock, par value $0.01 per share (the “Common Stock”), from AMEX. The Registrant has arranged for listing of the Common Stock on The NASDAQ Stock Market, LLC (“NASDAQ”). The Registrant has requested that trading in the Common Stock on AMEX be suspended after market close on February 7, 2007 and expects trading on NASDAQ to begin on February 8, 2007.

                     A copy of the press release announcing the delisting of the Common Stock from AMEX and the listing of the Common Stock on NASDAQ is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Press Release of the Registrant, dated January 28, 2008.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELSION CORPORATION

Date: February 1, 2008	By:	/s/ Paul B. Susie
Paul B. Susie
Interim Chief Accounting Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release of the Registrant, dated January 28, 2008.